UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2025

HELIUS MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38445	36-4787690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (215) 944-6100

N/A

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On September 15, 2025, Helius Medical Technologies, Inc. (the “Company”) entered into securities purchase agreements (the “Cash Securities Purchase Agreements”) with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company agreed to sell and issue to the Cash Purchasers in a private placement offering (the “Cash Offering”) an aggregate offering of (i) either shares (the “Cash Shares”) of Class A common stock of the Company, par value $0.001 per share (the “Common Stock”) at an offering price of $6.881 per Cash Share (the “Per Share Cash Purchase Price”); and/or pre-funded warrants (the “Cash Pre-Funded Warrants”) to purchase shares of the Common Stock (the “Cash Pre-Funded Warrant Shares”) at an offering price of the Per Share Cash Purchase Price less $0.001 per Cash Pre-Funded Warrant, and (ii) stapled warrants (the “Cash Stapled Warrants” and, together with the Cash Shares and the Cash Pre-Funded Warrants, the “Cash Securities”) to purchase shares of the Common Stock (the “Cash Stapled Warrant Shares”) at an exercise price of $10.134 per Cash Stapled Warrant. In the Cash Offering, the Cash Purchasers will tender any of U.S. dollars, USDC or USDT (or a combination thereof) to the Company as consideration for the Cash Shares, Cash Stapled Warrants and Cash Pre-Funded Warrants.

Each of the Cash Pre-Funded Warrants is exercisable for one share of Common Stock at the remaining exercise price of $0.001 per Cash Pre-Funded Warrant Share, immediately exercisable by the registered holder, and may be exercised at any time following registration until all of the Cash Pre-Funded Warrants issued in the Cash Offering are exercised in full. Each Purchaser’s ability to exercise its Cash Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. Each of the Cash Stapled Warrants is exercisable for one share of Common Stock at the exercise price of $10.134 per Cash Stapled Warrant Share, immediately exercisable upon registration, and may be exercised at any time following registration until the earlier of (i) 36 months after the closing of the Cash Offering or (ii) all of the Cash Stapled Warrants issued in the Cash Offering are exercised in full. If the daily volume-weighted average price of the Common Stock is above 200% of the share offering price during any 20 trading days in a 30-trading day period (the “Measurement Period”) and for each of the last five (5) consecutive trading days during the Measurement Period, at the election of the Company, the Company can require the Cash Stapled Warrants be exercised.

Additionally, on September 15, 2025, the Company entered into securities purchase agreements (the “Cryptocurrency Securities Purchase Agreements,” and together with the Cash Securities Purchase Agreements, the “Securities Purchase Agreements”) with certain accredited investors (the “Cryptocurrency Purchasers,” and together with the Cash Purchasers, the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement (the “Cryptocurrency Offering,” and together with the Cash Offering, the “Offerings”) (i) pre-funded warrants (“Cryptocurrency Pre-Funded Warrants” and, together with the Cash Pre-Funded Warrants, the “Pre-Funded Warrants”) to purchase shares of Common Stock (“Cryptocurrency Pre-Funded Warrant Shares” and, together with the Cash Pre-Funded Warrant Shares, the “Pre-Funded Warrant Shares”) at an offering price of $6.881 less $0.001 and (ii) stapled warrants (the “Cryptocurrency Stapled Warrants,” and together with the Cash Stapled Warrants, the “Stapled Warrants”) to purchase shares of Common Stock (the “Cryptocurrency Stapled Warrant Shares,” and together with the Cash Stapled Warrant Shares, the “Stapled Warrant Shares”) at an exercise price of $10.134 per Cryptocurrency Stapled Warrant. In the Cryptocurrency Offering, the Cryptocurrency Purchasers will tender either Unlocked SOL tokens or Locked SOL tokens to the Company as consideration for the Cryptocurrency Pre-Funded Warrants and the Cryptocurrency Stapled Warrants.

The exercise of the Cryptocurrency Pre-Funded Warrants and Cryptocurrency Stapled Warrants into Cryptocurrency Pre-Funded Warrant Shares and Cryptocurrency Stapled Warrant Shares, respectively, is subject to stockholder approval (“Stockholder Approval”) and such warrants will not be exercisable for Common Stock until such Shareholder Approval is received. Pursuant to the Cryptocurrency Securities Purchase Agreement, the Company will hold a special meeting of stockholders to obtain Stockholder Approval as soon as practicable after the closing date of the Offerings.

Each of the Cryptocurrency Pre-Funded Warrants is exercisable for one share of Common Stock at the exercise price of $0.001 per Cryptocurrency Pre-Funded Warrant Share, immediately exercisable following Stockholder Approval (the “Effective Date”), and may be exercised at any time on or after the Effective Date until all of the Cryptocurrency Pre-Funded Warrants issued in the Offerings are exercised in full. Each Cryptocurrency Purchaser’s ability to exercise its Cryptocurrency Pre-Funded Warrants in exchange for shares of Common Stock is subject to certain beneficial ownership limitations set forth therein. Each of the Cryptocurrency Stapled Warrants is exercisable for one share of Common Stock at the exercise price of $10.134 per Cryptocurrency Stapled Warrant Share, immediately exercisable on or after the Effective Date, and may be exercised at any time on or after the Effective Date until the earlier of (i) 36 months after the closing of the Cryptocurrency Offering or (ii) all of the Cryptocurrency Stapled Warrants issued in the Cryptocurrency Offering are exercised in full. If the daily volume-weighted average price of the Common Stock is above 200% of the share offering price during the Measurement Period and for each of the last five (5) consecutive trading days during the Measurement Period, and subject to election and notice by the Company, the Company can require the Cryptocurrency Stapled Warrants be exercised.

The Common Stock, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Stapled Warrants, and the Stapled Warrant Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Stock, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Stapled Warrants, and the Stapled Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The closing of the Offerings is expected to occur on or about September 18, 2025, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Offerings to fund the acquisition of SOL, the native cryptocurrency of the Solana Foundation blockchain, through open market purchases only and the establishment of the Company’s Solana treasury operations, as well as for working capital, general corporate purposes and to pay all transaction fees and expenses related thereto. The Company will not use the net proceeds from the Offerings: (a) for the redemption of any outstanding Common Stock or Common Stock equivalents of the Company, (b) for the settlement of any outstanding litigation or (c) in violation of the Foreign Corrupt Practices Act of 1977, as amended or the Office of Foreign Assets Control of the U.S. Treasury Department regulations.

The Securities Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. Additionally, pursuant to the Purchase Agreements, the Company agreed to use commercially reasonable efforts to file a registration statement with the U.S. Securities and Exchange Commission, within 30 days of the closing of the Offering registering the resale of the Common Stock sold in the Offering, the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Stapled Warrants, the Stapled Warrant Shares, and certain securities to be issued to the Company’s strategic advisor.

Each of the Cash Purchasers have agreed to not to sell, transfer, pledge, hedge, or otherwise dispose of any Cash Securities until the resale registration statement is declared effective (the “Effectiveness Date”), and with respect to 50% of the Cash Securities, until 30 calendar days following the Effectiveness Date (the “PIPE Lock-Up Period”), except with the Company’s prior written consent and subject to certain customary exceptions. Each of the Cryptocurrency Purchasers have agreed to not to sell, transfer, pledge, hedge, or otherwise dispose of any Cryptocurrency Securities during the PIPE Lock-Up Period, except with the Company’s prior written consent and subject to certain customary exceptions.

The foregoing summaries of the Cash Pre-Funded Warrants, Cryptocurrency Pre-Funded Warrants, the Cash Stapled Warrants, the Cryptocurrency Stapled Warrants, the Cash Purchase Agreement, the Cryptocurrency Purchase Agreement and the PIPE Lock-Up Agreement, do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, and 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Current Report”) and are hereby incorporated by reference into this Item 1.01.

Advisory Agreements

On September 15, 2025, the Company entered into a Strategic Advisor Agreement (the “Strategic Advisor Agreement”) with Pantera Capital Management LP, a Delaware limited partnership (“Pantera”) and Summer Wisdom Holdings Limited (“Summer” and with Pantera, the “Advisors”), pursuant to which the Company engaged each of Pantera and Summer to provide strategic advice and guidance relating to the Company’s business, operations, growth initiatives and industry trends in the crypto technology sector for an initial term of two (2) years, which term automatically renews for successive periods of one (1) year each. Either the Company or the Advisors may terminate the Strategic Advisor Agreement upon written notice of a material breach by the other party that has not been cured within thirty (30) days’ of receipt of the written notice. Pursuant to the terms of the Strategic Advisor Agreement, the Company issued (i) to Pantera, the Strategic Advisor warrants (the “Strategic Advisor Warrants”) to purchase shares of the Company’s Common Stock (the “Strategic Advisor Base Warrant Shares”) equal to 7% of the aggregate number of shares of Cash Shares and the Pre-Funded Warrant Shares and (ii) to Summer, Strategic Advisor Warrants to purchase shares of the Company’s Common Stock equal to 3% of the aggregate number of shares of Cash Shares and the Pre-Funded Warrant Shares. Upon the exercise of each Stapled Warrant, each of Pantera and Summer shall receive an additional grant of Strategic Advisor Warrants to purchase an amount of shares of Common Stock equal to their respective portion of 5% of the Stapled Warrant Shares underlying such exercised Stapled Warrant (such shares of Common Stock underlying the Strategic Advisor Warrants, the “Strategic Advisor Performance Shares” and, together with the Strategic Advisor Base Warrant Shares, the “Strategic Advisor Warrant Shares”). The Performance Warrant shall (i) have an exercise price equal to $0.001 per Strategic Advisor Performance Share, (ii) a term ending on the fifth (5th) anniversary of the issue date, and (iii) terminate automatically, without consideration, to the extent unvested upon the expiration of its term. The Performance Warrant will permit cashless exercise and will be settled solely in shares. Summer is controlled by Joeseph Chee, who is expected to be named Executive Chairman following the Closing of the Offerings.

The exercise of the Strategic Advisor Warrants is subject to stockholder approval and such warrants will not be exercisable for Common Stock until such stockholder approval is received.

The exercise price per share of the Strategic Advisor Warrants shall be equal to $0.001 per Strategic Advisor Warrant Share. The Strategic Advisor Warrants shall be exercisable, in whole or in part, at any time and from time to time following the receipt of stockholder approval, for a period of five (5) years from the date of issuance. The Strategic Advisor Agreements also contain customary representations and warranties, confidentiality provisions and limitations on liability.

The Strategic Advisor Warrants and the Strategic Advisor Warrant Shares are being offered in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Strategic Advisor Warrants and the Strategic Advisor Warrant Shares have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Pursuant to the Strategic Advisory Agreement, Pantera agreed not to sell, transfer, pledge, hedge, or otherwise dispose of any shares underlying the Strategic Advisory Warrants for 180 days after the closing of the Offering (the “Advisor Lock-Up Period”), except (i) transfers to affiliates that agree in writing to be bound by the remainder of the Advisor Lock-Up Period, or (ii) with the Company’s prior written consent.

Additionally, on September 15, 2025, the Company entered into a Trading Advisory Agreement (the “Trading Advisory Agreement”) with Pantera, pursuant to which the Company engaged Pantera to manage the investment of substantially all of Company’s digital assets, digital asset derivatives, cash and other assets for an initial term of ten (10) years, which term automatically renews for successive periods of one (1) year each, subject to the mutual agreement of the Company and Pantera. The management fees pursuant to the Trading Advisory Agreement shall be equal to: (a) 1.0%, if the Client’s Assets Under Management is less than or equal to $1 billion, (b) 0.75% per annum of assets under management (“AUM”) if AUM is more than $1 billion but less than or equal to $5 billion and (c) 0.50% per annum of AUM if AUM is more than $5 billion.

The foregoing description of the Strategic Advisor Agreements, Trading Advisory Agreement and Strategic Advisor Warrants do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreements, copies of which are attached hereto as Exhibits, 10.4, 10.5 and 4.5, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the Purchasers in the Purchase Agreement, the offering and sale of the Shares, the Pre-Funded Warrant Shares, the Stapled Warrants and the Stapled Warrant Shares, will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

Item 7.01. Regulation FD Disclosure.

Press Release on Announcing the Offering

On September 15, 2025, the Company issued a press release announcing the signing of the Purchase Agreements and pricing of the Offerings and estimated aggregate gross proceeds of approximately $500 million in cash, before deducting placement agent fees and other offering expenses, to implement a SOL treasury strategy. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Presentation

In connection with the Offerings, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the expected settlement of the Offerings, the Company’s existing operations and the implementation of a SOL treasury strategy. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. Important factors that may affect actual results or outcomes include, but are not limited to: risks related to whether the Company will be able to satisfy the conditions required to close the Offerings; the potential impact of market and other general economic conditions; the ability of the Company to successfully execute its business plan, including the implementation of the SOL treasury strategy and achieve the intended benefits thereof; the Company’s failure to manage growth effectively; the Company’s failure to fully realize the anticipated benefits of the Offerings and use of proceeds therefrom; and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 23, 2025, and in the Company’s subsequent filings with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

No Offer or Solicitation

None of this Current Report nor the exhibits attached hereto constitutes an offer to sell, or a solicitation of an offer to buy the Securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 8.01 Other Matters

In connection with the Offerings and related transactions described herein, the Company is filing certain updated risk factors disclosure applicable to its business for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on March 25, 2025. The supplemental updated risk factors are filed herewith as Exhibit 99.3 and are incorporated herein by reference

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
4.1	Form of Cash Pre-Funded Warrant
4.2	Form of Cryptocurrency Pre-Funded Warrant
4.3	Form of Cash Stapled Warrant
4.4	Form of Cryptocurrency Stapled Warrant
4.5	Form of Strategic Advisory Warrant
10.1	Form of Cash Purchase Agreement, dated as of September 15, 2025, between Helius Medical Technologies, Inc. and each Purchaser (as defined therein)
10.2	Form of Cryptocurrency Purchase Agreement, dated as of September 15, 2025, between Helius Medical Technologies, Inc. and each Purchaser (as defined therein)
10.3	Form of PIPE Lock-Up Agreement
10.4	Strategic Advisor Agreement, dated as of September 15, 2025, between Helius Medical Technologies, Inc. Pantera Capital and Summer Capital
10.5	Trading Advisory Agreement, dated as of September 15, 2025, between Helius Medical Technologies, Inc. and Pantera Capital
99.1	Press Release, dated September 15, 2025
99.2	Investor Presentation
99.3	Supplemental Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Helius Medical Technologies Inc.

Dated: September 15, 2025	By:	/s/ Jeffrey S. Mathiesen
	Name:	Jeffrey S. Mathiesen
	Title:	Chief Financial Officer, Treasurer and Secretary